                                                               OMB APPROVAL
                                                        ------------------------
                                                        OMB Number: 3235-0060
                                  UNITED STATES         Expires: March 31, 2006
                     SECURITIES AND EXCHANGE COMMISSION Estimated average burden
                             WASHINGTON, D.C. 20549     hours per response: 2.64
                                                        ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 21, 2005


                               DCB FINANCIAL CORP
             (Exact name of registrant as specified in its charter)


             OHIO                      0-22387                       31-1469837

(State or other jurisdiction         (Commission                    (IRS Employer
      of incorporation)              File Number)                Identification No.)


  110 RIVERBEND AVENUE, LEWIS CENTER, OHIO                        43035

  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (740) 657-7000




         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2005, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three month periods ended March 31, 2005. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
-------                    -------------------
99                         Press Release dated April 21, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal  periods ended March 31, 2005.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                DCB FINANCIAL CORP


Date: April 21, 2005
                                          By:   /s/  Jeffrey T. Benton
                                                --------------------------------
                                                Jeffrey T. Benton
                                                President and CEO

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
-------                    -------------------
99                         Press  Release  dated  April 21,  2005  announcing
                           Registrant's  results of operations and financial
                           condition for and as of the fiscal periods ended
                           March 31, 2005.

                                                                               3